UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to §240.14a-12

American Growth Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

SEC 1913 (04-05)
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

American Growth Fund, Inc.

American Growth Fund, Inc.
Series Two
1636 Logan Street
Denver, CO 80203
800-525-2406

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS to be held March zz, 2016

Dear Stockholders:

The Board of Directors of The American Growth Fund, Inc. (the "Company", or "Fund") is holding a special meeting ("Special Meeting") of stockholders of Series Two, Thursday, March zz, 2016 at 2:00 p.m., Mountain Time. The meeting will be held at the offices of the Company located at:

American Growth Fund, Inc.
1636 Logan Street
Denver, CO 80203.

The Special Meeting is being held to present to Series Two stockholders the following Items 1 and 2 along with the ability of the designated proxies to act on any other business as may properly come before the Special Meeting:

1. To transfer the Series Two assets and liabilities of the Series Two to an existing series of the Company (hereafter known as "Series One") except for the Series Two assets and liabilities represented by those stockholders of Series Two who decide to remain with Series Two and vote FOR all of the changes set forth in Item 2 below. The transfer of Series Two assets and liabilities into Series One is not expected to result in any change in the way the Series One is managed or in the investment objective, policies or strategies which are similar to Series Two. This option to transfer the assets and liabilities of Series Two represented by Series Two stockholders who decide to do so into Series One will not affect the total balance in your account (excluding taxes). The Company had expected more assets and stockholders purchasing and holding Series Two shares, than have been raised. Therefore, the Company would like all stockholders of Series Two to: a) transfer your existing Series Two Stockholder´s interests into Series One, b) remain with Series Two and vote FOR all of the changes in the structure of Series Two set forth in Item 2 below, or alternatively, c) opt to redeem at current net asset value all of your shares of Series Two. Investment Research Corporation (the "Adviser") will continue as the investment adviser for the Company and the Investment Committee responsible for the day-to-day management of the Company will not change. If you opt for the transfer of your interests of Series Two into Series One, that transfer is expected to be a taxable event to you.

2. Alternatively, to change Series Two from a diversified growth mutual fund to a diversified mutual sector fund. A sector fund is a stock mutual, exchange-traded or closed-end fund that invests primarily in companies that operate in a particular industry or sector of the economy. The Company will focus Series Two on investments in companies associated with the cannabis industry which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. The investment objective, policies, strategies and risks of the new Series Two will substantially change and are detailed below and/or in the Proxy Statement under Proposal 2. This option to keep your assets with Series Two will not affect the total balance in your account. The Company had expected more assets, and stockholders purchasing and holding Series Two shares, than have been raised. Therefore, the Company would like all stockholders of Series Two to: a) transfer your existing Series Two Stockholder´s interests into Series One as set forth in Item 1 above, b) remain with Series Two and vote FOR all of the changes in the structure of Series Two, or alternatively, c) opt to redeem at current net asset value all of your shares of Series Two. Investment Research Corporation (the "Adviser") will continue as the investment adviser for the Company and the Investment Committee responsible for the day-to-day management of the Company will not change. If you opt to keep your interests of Series Two and vote FOR all of the changes to Series Two´s structure, this will not be a taxable event to you. Fund management is proposing the following changes to the Series Two fundamental investment policies;

2a. To change Series Two from a diversified growth mutual fund to a diversified sector mutual fund that will focus on investments in companies associated with the cannabis industry which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs.

2b. Modification of Series Two fundamental investment policy governing the issuance of senior securities or purchase of securities of another investment company or investment trust. Currently, Series Two cannot issue senior securities or purchase securities of another investment company or investment trust except in the open market and under several other conditions. Under the new structure, Series Two would continue to be unable to issue senior securities, but would be able to invest in other investment companies or investment trusts under a different set of conditions which are set forth in the Proxy Statement.

2c. Modification of the Series Two fundamental investment policy governing security issuers which have been in operation for less than three years. Currently Series Two cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the total assets of the Series Two to be so invested, and in any event, any such investments must be limited to utility or pipeline companies. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in companies that have been in business for less than three years.

2d. Modification of the Series Two fundamental investment policy governing real estate and commodities contracts. Currently Series Two cannot invest in real estate, commodities or commodity contracts. Under the new structure this fundamental investment policy would be modified to allow Series Two to invest in Real Estate Investment Trusts ("REIT") and Commodities contracts but not in direct Real Estate. An REIT is an investment company that owns assets related to real estate such as buildings, land and real estate securities. This fundamental investment policy will be revised to read: Series Two cannot invest in direct real estate, but may invest in REITs and commodity contracts as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

2e. Modification of the Series Two fundamental investment policy governing investment in puts, calls, straddles and spreads. Currently Series Two cannot invest in puts, calls, straddles, spreads or any combination thereof. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in puts, calls, straddles and spreads as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

2f. Modification of the Series Two fundamental investment policy governing diversification of Series Two´s investments. Currently, Series Two cannot invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer other than securities issued by the United States Government, or hold more than 10% of any class of voting securities or other securities of any one issuer in its securities portfolio pursuant to Series Two´s fundamental investment policies. Under the new structure, these diversification of investment limitations would only apply to 75% of Series Two´s total assets.

2g. Modification of the Series Two fundamental investment policy governing concentration of Series Two´s investments in a particular industry. Currently, Series Two cannot invest more than 25% of its total assets in a particular industry. Under the new structure, Series Two would be able to invest more than 25% of its total assets in a particular industry, for example, Companies associated with the cannabis industry.

3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company has fixed the close of business on February zz, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.

You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

The Company´s Board of Directors has carefully reviewed the Proposals and recommends that you vote "FOR" Items1, Items 2a through 2g and 3.

By Order of the Company,

February zz, 2016

Michael L. Gaughan
Corporate Secretary
American Growth Fund, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON March zz, 2016: This Notice, Proxy Statement and the Fund´s most recent Annual Report to stockholders are available on the internet at http://www.worldcapitalbrokerage.com.

QUESTIONS & ANSWERS - YOUR VOTE IS VERY IMPORTANT!
Dated: February zz, 2016

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for Series Two (the "Existing Fund"), a series of American Growth Fund, Inc. ("Company"). The purpose of this Proxy Statement (the "Proxy Statement") is to solicit votes from stockholders of the Existing Fund to: a) transfer assets and liabilities of the Existing Fund into Series One (the "Series One"), an established series of the American Growth Fund, and, b) to change Series Two from a diversified growth fund to a diversified sector fund, focused on the cannabis industry, which includes changes in its investment strategy and fundamental investment policies (the "Proposals").

The Proxy Statement contains information that stockholders of the Existing Fund should know before voting on the transfer. The Proxy Statement should be reviewed and retained for future reference.

Question: What is the purpose of this Proxy Vote?

Answer: The primary purpose of the proxy vote is to approve both: a) the transfer of existing Series Two Stockholder´s interests into Series One as set forth in the Proxy Statement, and, b) approve all of the changes in the current structure of Series Two which includes changing its fundamental investment policies.

Following the Proxy Vote, if the Proposals are approved by stockholders, each Series Two stockholder will be contacted and will have the choice of transferring their shares to Series One or to remain a stockholder in Series Two.

The Existing Fund shares various service providers who provide an array of services to the Company. These services include custody, administration, accounting, transfer agency and distribution ("Third Party Service Arrangements").

Currently, Third Party Service Arrangements are provided to the Company by Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller, P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter). Third Party Service Arrangements are provided to Series One by the same service providers: Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller, P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter).

Both Series One and Series Two will continue to be overseen by the same Board of Directors. Details regarding the Board of Directors can be found in the Fund´s Annual or Semi-Annual reports available at www.americangrowthfund.com or by calling 800-525-2406.

Q & A Page 1

NOTE: The option to transfer existing Series Two shares into Series One will be addressed first, followed by fundamental changes to the structure of Series Two and lastly, general items that apply to both before mentioned Proposals.

Question: How will the transfer work?

Answer: If stockholders of the Existing Fund approve this Proposal, the Existing Fund Stockholders will have the option to transfer all of their existing Series Two shares into Series One in return for outstanding shares of the Series One and Series One´s assumption of the Existing Fund´s assets and liabilities represented by the Series Two shares that are transferred. The transfer offers the same share class styles as the Existing Fund and will be transferred as such even though they are represented under different "letters". Stockholders of the Existing Fund´s Class E Shares will receive Class A Shares of the Series One and Class F Shares will receive Class C Shares of the Series One.

Existing Fund stockholders will become Series One stockholders. Immediately after the transfer, each stockholder will hold the same value of shares of the Series One.

Please refer to the Proxy Statement for a detailed explanation of this Proposal. If this Proposal is approved by stockholders of the Existing Fund at the Special Meeting of Stockholders (the "Special Meeting"), transfer of the existing Fund´s assets and liabilities represented by the Series Two shares that are transferred into the Series One is expected to be effective on or about the third business day following the meeting.

Question: Will the transfer be share for share or dollar for dollar?

Answer: Transfer of shares from the Existing Fund into Series One will be dollar for dollar.

Question: How will the transfer affect me as a stockholder?

Answer: If you are a stockholder of the Existing Fund and approve this Proposal, you will have the option to become a stockholder of the Series One.

The shares of the Series One that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the transfer of shares into Series One. The transfer will not affect the value of your investment at the time of the transfer. The transfer is expected to be a taxable transaction. The transfer of the Existing Fund´s assets and liabilities represented by the Series Two shares that are transferred into Series One will not shift portfolio management oversight responsibility. By using the Adviser to manage the Series One following the transfer, Series One will be able to continue to use the same investment committee that has been responsible for buying and selling securities for the Existing Fund since inception. The investment objective and strategies of the Series One are identical to those of the Existing Fund.

The transfer will not affect any Third Party Service Arrangements.

A list of the Third Party Arrangements is set forth above.

Q & A Page 2

Question: Who will manage the Series One?

Answer: The Adviser will continue to be responsible for overseeing the management of the Series One.

Question: How will the transfer to Series One affect the fees and expenses I pay as a stockholder of the Existing Fund?

Answer: The transfer of the Existing Fund´s assets and liabilities represented by the Series Two shares that are transferred into Series One should not result in any increase in the advisory fees payable by Series One over the advisory fees currently incurred by the Existing Fund. The transfer should not result in any increase in the expense ratio for the Series One´s shares. It is anticipated that the total operating expense ratio, exclusive of the costs of the transfer on Series One may be slightly lower than that of the Existing Fund following the transfer.

Question: What are the tax consequences of transferring my Series Two shares into Series One?

Answer: The Existing Fund will need to liquidate securities in its current portfolio which will cause a long term gain. This gain will be distributed to the stockholders of record and a 1099 will be issued. Below is an example of how this transaction may occur.

Selling of Portfolio Securities Causing $4.65 Capital Gain Distr. to be paid from gains on Series II

	Class E	Class F
Price of Series II as of 2/1/2016	$10.79	$10.43
Distribution	4.65	4.65
Price after Distribution	6.14	5.78
Based on $10.00 Cost there will be Gain (Loss)	(3.86)	(4.22)
Total Taxable Gain	0.79	0.79

Stockholders should consult their tax advisor about possible foreign, state and local tax consequences of the transfer, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the transfer of Existing Fund shares into Series One only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the transfer from Series Two into Series One?

Answer: No sales loads, commissions or other transactional fees will be imposed on stockholders in connection with the transfer of Existing Fund shares into Series One.

Question: What is a Sector Fund?

Answer: A sector fund is a stock mutual, exchange-traded or closed-end fund that invests primarily in companies that operate in a particular industry or sector of the economy. Currently, Series Two is a diversified growth mutual fund which has spread its investments over several different sectors that include

Q & A Page 3

areas such as internet, retail and chemicals. If the Series Two stockholders approve this item, the Existing Fund would primarily invest in companies associated with the cannabis industry, which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic, tobacco companies and/or REITs.

Question: What is a Fundamental Investment Policy?

Answer: A fundamental investment policy is a set of investment guidelines that the Advisor and Investment Committee must follow when investing in securities for a mutual fund. Any change to these policies must be approved by the stockholders of the fund via proxy before they are implemented. Item 2 of the Notice of the Special Meeting of Stockholders, as well as, the Proxy Statement detail what changes in the fundamental investment policies of Series Two the Company is asking you to approve. Additionally, the currently effective policies can be found in the Company´s Statement of Additional Information which is available online at www.americangrowthfund.com or by calling 1-800-525-2406.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a stockholder vote, which could result in additional expenses that will be borne by the stockholders. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Company´s Board of Directors (the "Company Board") recommend that I vote?

Answer: After careful consideration and upon recommendation of the Adviser, the Company´s Board of Directors in attendance unanimously recommended that stockholders vote "FOR" all items in the Proposals.

Following the Proxy Vote, if the Proposals are approved by stockholders, each stockholder will be contacted and will have the choice of transferring their shares to Series One or to remain a stockholder in Series Two.

Question: Who is paying for expenses related to the Special Meeting and the Share Transfer?

Answer: The cost for the Series One will be borne by the stockholders of the Existing Fund and is expected to be less than $20,000.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, facsimile or telephone by following the instructions on the enclosed proxy card.

Q & A Page 4

Question: Who do I call if I have questions?

Answer: If you have any questions about the Proposals or the proxy statement, please do not hesitate to call Shareholder Services at 1-800-525-2406.

Q & A Page 5

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
To Be Held March zz, 2016

Introduction

American Growth Fund, Inc. (the "Company" or "Fund") has called a special meeting (the "Special Meeting") of the stockholders of Series Two, a separate series of the Company, in order to seek stockholder approval of two proposals.

The first proposal is to give the Series Two Stockholders an option to transfer their Series Two shares into Series One of the Company. The second proposal is to give the Series Two Stockholders the option to keep their shares with a reorganized Series Two structured as a diversified sector mutual fund focused on the cannabis industry.

The transfer of shares is not expected to result in any changes in the way the Series One is managed or in its investment objective, policies and strategies. Series One´s operating fees and expenses, exclusive of the costs of the transfer on Series One, are not expected to increase as a result of the share transfer. Investment Research Corporation (the "Adviser") will continue as investment adviser for the Series One and the Investment Committee´s responsibility for the day-to-day management of the Fund´s securities portfolios will not change. The transfer of all of the assets and liabilities of Series Two into Series One is expected to be taxable for federal income tax purposes.

The reorganization of Series Two into a diversified sector mutual fund focused on the cannabis industry requires several fundamental investment policy changes to be approved by the Series Two stockholders. Series Two´s operating expenses may decrease over time if, as fund management believes they will, Series Two grows in assets. Investment Research Corporation (the "Adviser") will continue as investment adviser for the Series Two and the Investment Committee´s responsibility for the day-to-day management of the Fund´s securities portfolios will not change. Remaining with Series Two is not expected to be a taxable event.

The Special Meeting will be held at the offices of the American Growth Fund, Inc. located at 1636 Logan Street, Denver, CO 80203 at 2:00p.m. Mountain Time, on Thursday, March zz, 2016. This Proxy Statement and form of proxy are being mailed to stockholders of record on or about February zz, 2016.

Items for Consideration

The Special Meeting has been called by the Board of Directors of the Company for the following specific purposes:

1. To obtain stockholder approval of the proposal to transfer the assets and liabilities of the Series Two to an existing series of the Company (hereafter known as "Series One") except for the Series Two assets and liabilities represented by those stockholders of Series Two who decide to remain with Series Two and vote FOR all of the changes set forth in Item 2 below. The transfer of Series Two assets and liabilities into Series One is not expected to result in any change in the way the Series One is managed or in the investment objective, policies or strategies which are similar to Series Two. This option to transfer the assets and liabilities of Series Two represented by Series Two stockholders who decide to do so into Series One will not affect the total balance in your account (excluding taxes). The Company had expected more assets and stockholders purchasing and holding Series Two shares, than have been raised.

Proxy Page 1

Therefore, the Company would like all stockholders of Series Two to: a) transfer your existing Series Two Stockholder´s interests into Series One, b) remain with Series Two and vote FOR all of the changes in the structure of Series Two set forth in Item 2 below, or alternatively, c) opt to redeem at current net asset value all of your shares of Series Two. Investment Research Corporation (the "Adviser") will continue as the investment adviser for the Company and the Investment Committee responsible for the day-to-day management of the Company will not change. If you opt for the transfer of your interests of Series Two into Series One, that transfer is expected to be a taxable event to you.

2. To obtain stockholder approval of the proposal to alternatively, change Series Two from a diversified growth mutual fund to a diversified sector mutual fund. A sector mutual fund is a stock mutual, exchange-traded or closed-end fund that invests primarily in companies that operate in a particular industry or sector of the economy. The Company will focus Series Two on investments in companies associated with the cannabis industry which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. The investment objective, policies, strategies and risks of the new Series Two will substantially change and are detailed below under Proposal 2. This option to keep your assets with Series Two will not affect the total balance in your account. The Company had expected more assets, and stockholders purchasing and holding Series Two shares, than have been raised. Therefore, the Company would like all stockholders of Series Two to: a) transfer your existing Series Two stockholder´s interests into Series One as set forth in Item 1 above, or b) remain with Series Two and vote FOR all of the changes in the structure of Series Two, or alternatively, c) opt to redeem at current net asset value all of your shares of Series Two. Investment Research Corporation (the "Adviser") will continue as the investment adviser for the Company and the Investment Committee responsible for the day-to-day management of the Company will not change. If you opt to keep your interests of Series Two and to vote FOR all of the changes to Series Two´s structure, this will not be a taxable event to you. In order to operate as a sector mutual fund, Fund management is proposing the following changes to the Series Two fundamental investment policies, stockholder approval of all of which is needed.

a. Changing Series Two from a diversified growth mutual fund to a diversified sector mutual fund that will focus on investments in companies associated with the cannabis industry which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs.

b. Modification of the Series Two fundamental investment policy governing the issuance of senior securities or purchase of securities of another investment company or investment trust. Currently, Series Two cannot issue senior securities or purchase securities of another investment company or investment trust except in the open market and under several other conditions. Under the new structure, Series Two would continue to be unable to issue senior securities, but would be able to invest in other investment companies or investment trusts under a different set of conditions which are set forth later in the Proxy Statement.

c. Modification of the Series Two fundamental investment policy governing security issuers which have been in operation for less than three years. Currently Series Two cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the total assets of the Series Two to be so invested, and in any event, any such investments must be limited to utility or pipeline companies. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in companies that have been in business for less than three years.

d. Modification of the Series Two fundamental investment policy governing real estate and commodities contracts. Currently Series Two cannot invest in real estate, commodities or commodity

Proxy Page 2

contracts. Under the new structure this fundamental investment policy would be modified to allow Series Two to invest in Real Estate Investment Trusts ("REIT") and commodities contracts but not in direct real estate. An REIT is an investment company that owns assets related to real estate such as buildings, land and real estate securities. This fundamental investment policy will be revised to read: Series Two cannot invest in direct real estate, but may invest in REITs and commodity contracts as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

e. Modification of the Series Two fundamental investment policy governing investment in puts, calls, straddles and spreads. Currently Series Two cannot invest in puts, calls, straddles, spreads or any combination thereof. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in puts, calls, straddles and spreads as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

f. Modification of the Series Two fundamental investment policy governing diversification of Series Two´s investments. Currently, Series Two cannot invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer other than securities issued by the United States Government, or hold more than 10% of any class of voting securities or other securities of any one issuer in its securities portfolio. Under the new structure, these diversification of investment limitations would only apply to 75% of Series Two´s total assets.

g. Modification of the Series Two fundamental investment policy governing concentration of Series Two´s investments in a particular industry. Currently, Series Two cannot invest more than 25% of its total assets in a particular industry. Under the new structure, Series Two would be able to invest more than 25% of its total assets in a particular industry, for example, companies associated with the cannabis industry.

3. To obtain stockholder approval of the proposal to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on February zz, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

The most recent prospectus, statement of additional information, audited annual report for the Fund, and the most recent subsequent semi-annual report of the Fund are available at www.americangrowthfund.com. At your request, the Company will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report. At your request, the Company will send you a free copy of the Fund´s current prospectus and statement of additional information. Please call the Fund at 1-800-525-2406 or write to 1636 Logan Street, Denver, CO 80203 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL 1

American Growth Fund Series Two

To approve the transfer of all the assets and liabilities, except for the Series Two assets and liabilities represented by those stockholders of Series Two who decide to remain with Series Two, of the American Growth Fund Series Two to another series called the American Growth Fund Series One, in (a) a dollar

Proxy Page 3

for dollar liquidation from Series Two followed by; (b) a purchase of shares of Series One, and to vote FOR all of the Series Two fundamental investment policies changes set forth in Proposal 2 below.

SUMMARY OF PROPOSAL 1

Below is a brief summary of this Proposal and how it will affect Series Two ("Existing Fund"). We urge you to read the full text of the Proxy Statement.

You are being asked to consider a transfer of all of the assets and liabilities, except for those represented by Series Two stockholders who decide to remain in Series Two, of the Existing Fund into Series One. The Existing Fund is currently part of American Growth Fund, Inc. (the "Company"). The Existing Fund offers two classes of shares - Class E and Class F. If approved by stockholders, the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, will be transferred into American Growth Fund Series One ("Series One"). The transfer will not change the investment objective, investment strategies or investment policies of the Series One. The Company´s investment adviser and Investment Committee will remain the same. The service providers to the Series One will remain the same. The Company´s service providers are as follows: Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter).

Each stockholder will own the same value of shares of the Series One immediately after the transfer as the value of Existing Fund shares owned by the stockholder immediately prior to the transfer (excluding any taxes and distributions). The transfer of all the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One will result in comparable stockholder services as the Existing Fund is currently receiving. The total operating expense ratio, exclusive of costs of the Series One, may be slightly lower than that of the Existing Fund as a result of the transfer. The Adviser believes that stockholders may benefit in the long-term as a result of anticipated asset growth opportunities in Series One.

The Series One will be overseen by the same Board of Directors.

The transfer of all of the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One will be accomplished as follows: Following stockholder approval of the Proposals, all of the assets and liabilities of the American Growth Fund Series Two, except for those represented by Series Two stockholders who decide to remain in Series Two, will be transferred to another series called the American Growth Fund Series One, in (a) a dollar for dollar liquidation of Series Two followed by; (b) a purchase of shares of Series One.

The Board of Directors of the Company, including the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 ("Independent Directors"), in attendance, considered Proposal One, and unanimously determined that the transfer of all of the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One will be in the best interest of the Existing Fund and its stockholders and that the interests of those stockholders will not be diluted as a result of the transfer.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

Proxy Page 4

* Prospectus and Statement of Additional Information ("SAI") for the Existing Fund and Series One dated November 27, 2015; and

* Annual Report to Stockholders of the Existing Fund and Series One, including audited financial statements for the fiscal year ended July 31, 2015.

The most recent annual report of the Existing Fund, including audited financial statements, for the fiscal year ended July 31, 2015 has been mailed, and the most recent semi-annual report for the period ended January 31, 2016 will be mailed shortly, to stockholders. If you do not receive these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling 1-800-525-2406, and they will be sent to you within three business days by first class mail. You may also access these reports on the Fund´s website at www.americangrowthfund.com.

REASONS FOR THE TRANSFER

The Board of Directors held detailed discussions with the Advisor and officers of the Fund as to the future prospects of Series Two. Among other things, the Board noted that the Adviser had considered the size of the Existing Fund as well as ease of administration of the Company. The Company had expected more assets, stockholders purchasing and holding Series Two shares, than have been raised. Therefore, the Company proposes that Series Two stockholders: a) transfer your existing Series Two Stockholder´s interests into Series One, or; b) remain with Series Two and vote FOR all of the changes in the structure of Series Two set forth in Proposal 2 below; or c) opt to redeem at current net asset value all of your shares of Series Two. The Adviser has indicated that it believes that its ability to support and enhance the prospects for future success of the Existing Fund may be served best through the Series One. The Board considered and approved the option to transfer the existing Series Two stockholders interests into Series One.

In addition, the Board indicated that it expected that the Series One could benefit from the larger asset base. The Board considered that the transfer of all of the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One is not anticipated to result in any increase in the expense ratio for the Series One´s shares, and, in fact, it is anticipated that the total operating expense ratio, exclusive of the costs of Series One of the transfer, may be slightly lower than that of the Existing Fund before the transfer. The Adviser noted, and the Board considered, that Series Two Stockholders that did not wish to become part of the Series One could redeem their shares from the Existing Fund prior to the transfer. In addition, the Board considered the similarities between Series One and the current Series Two (excluding holdings). Investment objectives, policies and strategies of the Company will continue to be managed by the same Adviser and by the same Investment Committee. The Board determined the payment of costs and expenses associated with the transfer to be reasonable, fair, and in the best interest of Series Two Stockholders. The Board considered the fact that the transfer would be taxable.

The Board considered that the Adviser believed that the Proposals may offer the potential for future increases in Company assets under management, thereby creating the opportunity for future cost savings for the Company. The Board considered that the proposed transfer of all of the assets and liabilities, except for those represented by Series Two stockholders who decide to remain in Series Two, of the Existing Fund into Series One may provide certain benefits to the Adviser. In addition, the Board considered that the total expense ratio within Series One may be lower than currently in place.

Proxy Page 5

After consideration of these and other factors it deemed appropriate, the Board of Directors of the Company, including all of the Independent Directors, in attendance, unanimously approved Proposals One and Two and has recommended such Proposals to Series Two stockholders for their approval. In approving the options to transfer Series Two stockholder´s interests into Series One and reorganize Series Two, the Directors of the Company determined that the proposed transfer of all of the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One, along with the reorganization of Series Two would be in the best interests of the Existing Fund and its Stockholders, and that the interests of the Existing Fund´s stockholders will not be diluted as a result of the transfer.

The Board now submits to stockholders of the Existing Fund the proposal to approve the transfer of the Series Two stockholder´s interests into Series One. If stockholders approve this Proposal, the Directors and officers of the Company will execute and implement the transfer of all of the assets and liabilities, except for those represented by Series Two stockholders who decide to remain in Series Two, of the Existing Fund into Series One. If approved, the transfer is expected to take effect approximately two days after approval (the "Closing Date"), although that date may be adjusted in accordance with the judgement of Company management.

SUMMARY OF THE IMPORTANT TERMS OF PROPOSAL 1

Below is a summary of the important terms of Proposal One.
Under this Proposal, except for those represented by Series Two stockholders who decide to remain in Series Two, on the Closing Date (as defined above), there will occur (a) a dollar for dollar liquidation of the Existing Fund followed by; (b) a purchase of shares of Series One so that each Existing Fund stockholder will receive shares of the Series One equivalent to the value of Existing Fund shares held by such stockholder on the Closing Date (excluding any taxes and distributions).

Series One´s investment objective and principal investment strategies are identical to that of the Existing Fund. In addition, the Adviser to the Existing Fund will continue to serve as the investment adviser to the Company. Series One is overseen by the same Investment Committee and Board of Directors of Series Two. If approved, the transfer of Series Two stockholder´s interests, except for those represented by Series Two stockholders who decide to remain in Series Two, is expected to take effect approximately two days after approval (the "Closing Date"), although that date may be adjusted in accordance with the judgement of Company management.

The transfer of all of the assets and liabilities, except for those represented by Series Two stockholders who decide to remain in Series Two, of the Existing Fund into Series One is subject to a number of conditions. Certain of these conditions may be waived by the Board of Directors of the Company. The significant conditions include approval of Proposal One by stockholders of the Existing Fund. Under this Proposal the Independent Directors of the Company are permitted to act on the Proposal solely on behalf of the Company. The transfer of Series Two stockholder´s interests, may be terminated and abandoned at any time prior to the Closing Date, before or after approval by the stockholders of the Existing Fund, or by the Board of Directors of the Company. In addition, the transfer of all of the assets and liabilities, except for those represented by Series Two stockholders who decide to remain in Series Two, of the Existing Fund into Series One may be modified upon mutual agreement.

Proxy Page 6

COMPARISON OF THE EXISTING FUND AND THE SERIES ONE

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The Series One will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Existing Fund.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Fund´s prospectus and on estimates for the transfer of all of the assets and liabilities of the Existing Fund into Series One. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in Series One´s Shares as compared to the Shares of the Existing Fund.

Table of Fees and Expenses Class A (Series One) and Class E (Series Two) Shares

STOCKHOLDER FEES	Series One	Series Two
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(a)	None(a)
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption Fees	None	None
Exchange Fee	None	None
Maximum Account Fe	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2015:
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	0.30%
Other Expenses (c)	4.00%	5.57%
Total Annual Fund Operating Expenses	5.30%	6.87%
(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
Table of Fees and Expenses Class C (Series One) and Class F (Series Two) Shares

STOCKHOLDER FEES	Series One	Series Two
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	1% (b)	1% (b)
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption Fees	None	None

Proxy Page 7

Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2015:
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) fees	1.00%	1.00%
Other Expenses (c)	4.00%	5.57%
Total Annual Fund Operating Expenses	6.00%	7.57%
(b) For one year.
Example
This Example is intended to help you compare the cost of investing in the Company with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Company for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Company´s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Existing Fund

	1 Year	3 Years
Class E	$1,316	$2,464
Class F	$847	$2,185
You would pay the following expenses if you did not redeem your shares:
Class E	$1,216	$2,464
Class F	$747	$2,185

Series One

	1 Years	3 Years
Class A	$1,074	$2,067
Class C	$697	$1,773
You would pay the following expenses if you did not redeem your shares:
Class A	$1,074	$2,067
Class C	$597	$1,773

Comparative Information on Stockholder Services

The Series One will offer the same stockholder services as the Existing Fund.
Shares of Series One may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed Series

Proxy Page 8

One shares will generally be made within seven days after receipt of a redemption request in proper form and required documentation.

Minimum Initial and Subsequent Investment Amounts

The Series One will have no minimum or subsequent minimum purchase requirements.

Dividends and Distributions

The Series One will have the same dividend and distribution policy as the Existing Fund. Series Two Stockholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the Series One following the transfer of their interests in the Existing Fund into Series One. Stockholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the Series One.

Distribution Arrangements - Series One Class A Shares and Series Two Class E Shares

Class A and E
Class A and E shares have an up-front sales charge of up to 5.75% that you pay when you buy shares.
The offering price for Class A and E shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
You may qualify for other reduced sales charges, as described in the Company´s prospectus section How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class A and E shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets, which is lower than the 12b-1 fee for Class F shares.
Class A and E shares are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase.
Class C and F
Class C and F shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
Under certain circumstances the contingent deferred sales charge may be waived.
Class C and F shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
Because of the higher 12b-1 fees, Class C and F shares have higher expenses and pay lower dividends than Class A and E shares.

The Existing Fund and Series One are each offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund´s distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Company´s prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your Class A or E shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A and E Shares of each of the Existing Fund and Series One are subject to an identical front-end sales charge and a distribution and service fee. The following schedule governs the percentage to be received by the selling broker dealer firm for selling Class A or E Shares:

Proxy Page 9

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealers commission as % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and over*	0.00%	0.00%	0.00%
* As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A or E shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year.
Sales charge reductions. We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Company´s Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs. In order to obtain a breakpoint discount, it is necessary at the time of purchase for a shareholder to inform the Fund or its intermediary of the existence of other eligible holdings.

Letter of Intent. Through a Letter of Intent you agree to invest a certain amount in American Growth Fund over a 13-month period to qualify for reduced front-end sales charges.
Class A and E - Available
Class C and F - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class C and F shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Rights of Accumulation. You can combine your holdings or purchases of all Classes in the Fund as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.
Class A and E - Available
Class C and F - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class C and F shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Reinvestment of redeemed shares
Up to 30 days after you redeem shares, you can reinvest the proceeds without paying a front-end sales charge.
Class A and E - Available
Class C and F - Not available
SIMPLE IRA, SEP IRA, SAR/SEP, Prototype Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7). These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and a waiver of any contingent deferred sales charge.
Class A and E - Available
Class C and F - Not available

Proxy Page 10

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 525-2406. All account information is subject to acceptance and verification by the Series One´s distributor.

Distribution Arrangements

The Existing Fund and Series One are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund´s distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Company´s prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End

The fiscal year end for both the Existing Fund and the Series One is July 31 of each year and will remain unchanged after the transfer of the assets and liabilities of the Existing Fund into Series One.

The Investment Adviser

Investment Research Corporation ("IRC") is the Company´s Adviser and is located at 1636 Logan Street, Denver, CO 80203 and manages the investments of the Company pursuant to an investment advisory agreement.

The Investment Committee

The Investment Committee for the Company will remain the same and will continue serving as such to the Series One. Information on the Investment Committee is below. For more detailed information on the Investment Committee´s compensation information, other accounts managed, and ownership of securities in the Existing Fund, see the Existing Fund´s Prospectus and Statement of Additional Information.
The Company is managed by an Investment Committee made up of: Timothy Taggart, the Company´s President who has been a member of the Investment Committee since September of 2010 and is the President of the Company´s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, an employee of the Adviser, who has acted in this capacity since September 2010.
Since April 12, 2011, Mr. Taggart has been responsible for managing the Company´s security portfolio through his positions with IRC and the Company´s Investment Committee; and directing the distribution of Company shares through his positions with WCB. For the years prior to that Mr. Taggart served on the Board of Directors for IRC, as Treasurer and Chief Compliance officer as well as on the Board of Directors for WCB as President and Chief Compliance Officer.
Since September 23, 2010, Mr. Fleck has been a member of the Investment Committee. For the years prior to that Mr. Fleck served as President and CEO of World Capital Advisors, LLC., a registered Investment Advisor.

EXPENSES OF THE SERIES ONE

The cost of the transfer on the Series One will be borne by the stockholders of the Existing Fund and is expected to be less than $20,000.

OTHER SERVICE PROVIDERS

Upon closing of the transfer of the assets and liabilities of the Existing Fund into Series One, the Series One will utilize the same service providers as the Existing Fund.

Proxy Page 11

Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller, P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter). Third Party Service Arrangements are provided to Series One by the same service providers: Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller, P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter).

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

The day-to-day operations of the Company are managed by its officers subject to the overall supervision and control of the board of directors. The Company´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Company.
The following information about the interested directors2 of the Company includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO, DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation
John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA, DOB: April 10, 1945	Director	Since December 2006	Mr. Pasco is Treasurer of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President of First Dominion Capital Corp., a Broker Dealer; President of Fund Services, Inc., a transfer and disbursing agent; President and Treasurer of Commonwealth Capital Management, Inc., a Registered Investment Adviser; President of Commonwealth Capital Management, LLC, a Registered Investment	2	Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of Commonwealth Fund Accounting, Inc.

Proxy Page 12

Advisor; President of Commonwealth Fund Accounting, Inc.; and President and Director of The World InsuranceTrust, a registered investment company.
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA, DOB: June 28, 1953	Director	Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

The following information about the non-interested directors, officers and advisors of the Company includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO, DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO, DOB: July 4, 1927	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None

Proxy Page 13

Dr. Brian Brody, 6901 S. Pierce St. Suite #100M, Littleton, CO, DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO, DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO, DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, 2800 S. University Blvd, #194, Denver, CO, DOB: June 14, 1958	Director	Since December 2015	Chief Operating Officer and Chief Compliance Officer for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management LLC	2	Director of Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities Offshore Ltd., Prince Street Institutional Ltd., PS Institutional Offshore Ltd., Prince Street Latin America Ltd., PS Latin America Offshore Ltd., Prince Street (India) Fund

Proxy Page 14

Pte Ltd., Prince Street Capital Management Pte Ltd.
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ, DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	Director of World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO, DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	Director of World Capital Brokerage, Inc.

1. Trustees and officers of the Company serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons" of the Company as defined by the Investment Company Act of 1940 because of the following positions which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
John Pasco III is the Treasurer and a Director of Commonwealth Shareholder Services, Inc., the Company´s administrator. President and Director of Fund Services, Inc., the Company´s transfer agent, and President and Director of Commonwealth Fund Accounting, Inc., the Company´s accounting service agent.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Company. There are no other funds that together with the Company constitute a Fund Complex.
The Company´s Statement of Additional Information includes additional information about the Company´s trustees, and is available without charge upon request by calling 1-800-525-2406.
Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Company are discussed above and in the Company´s Statement of Additional Information.

Proxy Page 15

Board Member Compensation

Each Board member of the Series One receives a fee of typically $400-$500. The Series One also reimburses the Board Members for travel and other expenses related to meeting attendance.

PROPOSAL 2

American Growth Fund Series Two

To approve the reorganization of Series Two from a diversified growth mutual fund to a diversified sector mutual fund focused on the cannabis industry and to approve each and every one of the changes to Series Two´s fundamental investment policies, and to vote FOR the transfer of the assets and liabilities of the Existing Fund into Series One set forth in Proposal 1 above.

SUMMARY OF PROPOSAL 2

Below is a brief summary of this Proposal and how it will affect Series Two ("Existing Fund"). We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of Series Two. The Existing Fund is currently part of American Growth Fund, Inc. (the "Company"). The Existing Fund offers two classes of shares - Class E and Class F. If approved by stockholders, Series Two will become a diversified sector mutual fund focused on the cannabis industry. Approval of this proposal requires that the Series Two stockholders approve all of the changes to the Existing Fund´s fundamental investment policies set forth below. The Company´s investment adviser and Investment Committee will remain the same. The service providers to the Series One will remain the same. The Company´s service providers are as follows: Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), Jones & Keller P.C. (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter).

Each stockholder will own the same value of shares of the Series Two immediately after the reorganization. The reorganization of Series Two will result in comparable stockholder services as the Existing Fund is currently receiving. The total operating expense ratio, exclusive of costs of the Series Two, may become slightly lower as a result of the reorganization and anticipated growth. The Adviser believes that stockholders may benefit in the long-term as a result of anticipated asset growth opportunities in Series Two.

The Series Two will be overseen by the same Board of Directors.

The reorganization of the Existing Fund will be accomplished as follows:

a. Changing Series Two from a diversified growth mutual fund to a diversified sector mutual fund that will focus on investments in companies associated with the cannabis industry which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs.

b. Modification of the Series Two fundamental investment policy governing the issuance of senior securities or purchase of securities of another investment company or investment trust. Currently, Series Two cannot issue senior securities or purchase securities of another investment company or investment

Proxy Page 16

trust except in the open market and under several other conditions. Under the new structure, Series Two would continue to be unable to issue senior securities, but would be able to invest in other investment companies or investment trusts under a different set of conditions which are set forth later in the Proxy Statement. Series Two would be able to invest in other investment companies or investment trusts under the following set of conditions;

(1) Other Investment Companies - Series Two will be able to invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a mutual fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. In addition, no mutual funds for which IRC acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a mutual fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund´s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund´s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund´s expense ratio as "Acquired Fund Fees and Expenses." The expense ratio of a mutual fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a mutual fund´s financial statements, which provide a clearer picture of a mutual fund´s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the mutual fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

(2) Real Estate Investment Trusts (REITs) - An equity REIT owns either real estate properties directly and generates income from rental and lease payments, or owns shares of companies in the real estate business. Equity REITs also have the potential to generate capital gains as properties or real estate company shares are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds interests in properties and real estate companies and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT´s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants´ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the quality of the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy

Proxy Page 17

cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to qualify for tax-exempt status under the Internal Revenue Code and/or fail to maintain an exemption from the 1940 Act.

c. Modification of the Series Two fundamental investment policy governing security issuers which have been in operation for less than three years. Currently Series Two cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the total assets of the Series Two to be so invested, and in any event, any such investments must be limited to utility or pipeline companies. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in companies that have been in business for less than three years.

d. Modification of the Series Two fundamental investment policy governing real estate and commodities contracts. Currently Series Two cannot invest in real estate, commodities or commodity contracts. Under the new structure this fundamental investment policy would be modified to allow Series Two to invest in Real Estate Investment Trusts ("REIT") and commodities contracts but not in direct real estate. An REIT is an investment company that owns assets related to real estate such as buildings, land and real estate securities. This fundamental investment policy will be revised to read: Series Two cannot invest in direct real estate, but may invest in REITs and commodity contracts as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

e. Modification of the Series Two fundamental investment policy governing investment in puts, calls, straddles and spreads. Currently Series Two cannot invest in puts, calls, straddles, spreads or any combination thereof. Under the new structure this fundamental investment policy would be deleted in its entirety from Series Two´s registration statement which would allow Series Two to invest in puts, calls, straddles and spreads as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

f. Modification of the Series Two fundamental investment policy governing diversification of Series Two´s investments. Currently, Series Two cannot invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer other than securities issued by the United States Government, or hold more than 10% of any class of voting securities or other securities of any one issuer in its securities portfolio. Under the new structure, these diversification of investment limitations would only apply to 75% of Series Two´s total assets.

g. Modification of the Series Two fundamental investment policy governing concentration of Series Two´s investments in a particular industry. Currently, Series Two cannot invest more than 25% of its total assets in a particular industry. Under the new structure, Series Two would be able to invest more than 25% of its total assets in a particular industry, for example, Companies associated with the cannabis industry.

The Board of Directors of the Company, including the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 ("Independent Directors"), in attendance, considered Proposal to, and unanimously determined that the reorganization of Series Two will be in the best interest of the Existing Fund and its stockholders.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

* Prospectus and Statement of Additional Information ("SAI") for the Existing Fund and Series One dated November 27, 2015; and

Proxy Page 18

* Annual Report to Stockholders of the Existing Fund and Series One, including audited financial statements for the fiscal year ended July 31, 2015.

The most recent annual report of the Existing Fund, including audited financial statements, for the fiscal year ended July 31, 2015 has been mailed, and the most recent semi-annual report for the period ended January 31, 2016 will be mailed shortly, to stockholders. If you do not receive these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling 1.800.525-2406, and they will be sent to you within three business days by first class mail. You may also access these reports on the Fund´s website at www.americangrowthfund.com.

REASONS FOR THE REORGANIZATION

The Board of Directors held detailed discussions with the Advisor and officers of the Fund as to the future prospects of Series Two. Among other things, the Board noted that the Adviser had considered the size of the Existing Fund as well as ease of administration of the Company. The Company had expected more assets, and stockholders purchasing and holding Series Two shares, than have been raised. Therefore, the Company proposes that Series Two stockholders: a) transfer your existing Series Two stockholder´s interests into Series One; or b) remain with Series Two and vote FOR all of the changes in the structure of Series Two set forth in Proposal 2 below; or c) opt to redeem at current net asset value all of your shares of Series Two. The Adviser has indicated that it can support Series Two operating as a sector mutual fund. The Board considered and approved the option to reorganize the Existing Fund into a sector mutual fund by changing all of the Existing Fund´s fundamental investment policies set forth above.

The Board noted that giving the Series Two stockholders multiple options on how they wish to be affected by the transfer of the assets and liabilities of the Existing Fund into Series One/reorganization is in the stockholder´s best interest. The Adviser noted, and the Board considered, that Series Two Stockholders that did not wish to be part of either Series One or Series Two could redeem their shares from the Existing Fund prior to the reorganization. Investment objectives, policies and strategies of the Company will continue to be managed by the same Adviser and by the same Investment Committee. The Board determined the payment of costs and expenses associated with the reorganization of Series Two to be reasonable, fair, and in the best interest of Series Two stockholders. The Board considered the fact that the reorganization would not be taxable.

The Board considered that the Adviser believed that the Proposals may offer the potential for future increases in Company assets under management, thereby creating the opportunity for future cost savings for the Company.

After consideration of this and other factors it deemed appropriate, the Board of Directors of the Company, including all of the Independent Directors, approved Proposals One and Two and has recommended such Proposals to Series Two stockholders for their approval. In approving the options to transfer Series Two stockholder´s interests into Series One and reorganize Series Two, the Directors of the Company determined that the proposed transfer of all of the assets and liabilities of the Existing Fund, except for those represented by Series Two stockholders who decide to remain in Series Two, into Series One, along with the reorganization of Series Two would be in the best interests of the Existing Fund and its Stockholders, and that the interests of the Existing Fund´s stockholders will not be diluted as a result of the transfer.

The Board now submits to stockholders of the Existing Fund a proposal to approve the Reorganization. If stockholders approve this Proposal which requires their approval of all of the changes to the Existing

Proxy Page 19

Funds fundamental investment policies set forth above, the Directors and officers of the Company will execute and implement the reorganization of Series Two. If this proposal is approved, an amended Registration Statement for the Company would be filed with the SEC within 2 business days of the approval. The time it will take the SEC Staff to process the amended Registration Statement ("Approval Date") cannot be projected in advance and is not within the control of the Company. The Company will make every effort to work with the SEC Staff to complete the process as quickly as possible.

SUMMARY OF PROPOSAL 2

Below is a summary of the important terms of this Proposal.

Under this Proposal, for those Series Two stockholders who decide to remain with Series Two as a sector mutual fund focused on the cannabis industry, up until the Approval Date Series Two will function as it currently is functioning. On the Approval Date Series Two will begin the process of switching over to a diversified sector mutual fund which involves liquidating those securities that do not fit within its new investment criteria and purchasing new securities that do fall within its new investment criteria.

The Adviser to the Existing Fund will continue to serve as the investment adviser to the Series Two. Series Two will continue to be overseen by the same Investment Committee and Board of Directors. If approved by Series Two stockholders, the amended registration statement filing is expected to take place within two business days of the approval.

The reorganization is subject to a number of conditions. Certain of these conditions may be waived by the Board of Directors of the Company. The significant conditions include approval of Proposal Two by stockholders of the Existing Fund. Under this Proposal the Independent Directors of the Company are permitted to act on the Proposal solely on behalf of the Company. The reorganization may be terminated and abandoned at any time prior to the Approval Date, and before or after approval of this proposal by the stockholders of the Existing Fund, or by the Board of Directors of the Company. In addition, the reorganization may be modified upon mutual agreement.

REGULATORY MATTERS

The Staff of the SEC is investigating certain matters which arose during a routine examination of the Existing Fund and the Series One, with which examination Company management fully cooperated. The Staff of the SEC has advised that it and the SEC have not determined that any person, entity or security in the investigation has in any way violated the law.

VOTING INFORMATION

Voting Securities and Required Vote

As of January 26, 2016, there were 167,831 par value shares of common stock of the Series Two outstanding.

All stockholders of record of the Existing Fund on February zz, 2016 are entitled to vote at the Special Meeting on the Proposals. Each Existing Fund stockholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Proxy Page 20

With regard to the Existing Fund, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. Any meeting of Existing Fund Stockholders may be adjourned from time to time by a majority of the votes of the Existing Fund Stockholders properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the Proposals, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposals, they have the effect of counting as a vote AGAINST the Proposals. An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of the Existing Fund present at the Special Meeting or represented by proxy is required for the approval of the Proposals.
You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by telephone by calling the toll-free number printed on your proxy card(s).
If you simply sign and date the proxy card, but do not indicate a specific vote on the Proposals, your shares will be voted FOR the Proposals and to grant discretionary authority to the persons named as proxies on the card to vote as they determine as to any other matters that may properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.
Stockholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Existing Fund a written notice of revocation, or (2) by attending the Special Meeting and voting in person.
The Company is not required, and does not intend, to hold regular annual meetings of stockholders. If the transfer of the assets and liabilities of the Existing Fund into Series One or the reorganization is not approved, and the Existing Fund is not dissolved then stockholders wishing to submit proposals for consideration for inclusion in the Existing Fund´s proxy statement for any future meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o American Growth Fund, Inc. 1636 Logan Street, Denver, CO 80203 so they are received within a reasonable time before any such meeting. No business other than the Proposals is expected to come before the Special Meeting. If any other matters arise requiring a vote of Series Two Stockholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Existing Fund.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of the Company who will remind you to vote your shares and help you return your proxy card. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker "Non-Votes"

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock

Proxy Page 21

Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposals to be voted upon may "affect substantially" a stockholder´s rights or privileges, the broker may not vote the shares as to those proposals even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a stockholder´s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against the proposals. Treating broker non-votes as votes against a proposal can have the effect of causing stockholders who choose not to participate in the proxy vote to prevail over stockholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Existing Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Company, in care of American Growth Fund, Inc. 1636 Logan Street, Denver, CO, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the reports and proxy statements the Company sends. If you would like to receive an additional copy, please contact the Existing Fund by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-525-2406. The Existing Fund will then promptly deliver a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders wishing to receive separate copies of the Company´s reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Company, except as listed below, there were no Directors or officers of the Company or other stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Existing Fund on the Record Date. As of the Record Date, the Company knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Existing Fund.

OTHER BUSINESS

The Board of Directors of the Company knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders of the Existing Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Fund and the stockholders of the Existing Fund.

Proxy Page 22

Proxy Voting Card

(name)
(name1) (address)
(address1)
(city), (state) (zipCode) (acctNumber)

Special Meeting of the Stockholders
Tuesday March zz, 2016
1636 Logan Street
Denver, CO 80203

Upon arrival please present this letter along with a valid photo ID.

You can also fill out and mail this proxy card in the enclosed postage paid return envelope or phone in your vote by calling 1-800-525-2406. If you phone in your vote please be prepared to provide your social security number as verification.

Please use a black ink pen and mark your votes with an X. Please do not write outside of the provided boxes.

Voting Items

The Board of Directors recommends voting FOR Proposal 1, Proposal Two´s list of changes to Series Two´s fundamental investment policies (stockholder approval of all of such proposed changes is needed in order to approve Proposal 2, and Proposal 3.

	For	Against	Abstain
1. Transfer of all of the assets and liabilities of Series Two into Series One, except for the assets and liabilities represented by those Series Two stockholders who decide to remain with Series Two.	[_]	[_]	[_]
2. The following changes in the Series Two fundamental investment policies:
a. To change Series Two from a diversified growth mutual fund to a diversified sector mutual fund.	[_]	[_]	[_]
b. Modification of Series Two fundamental investment policies to allow Series Two to invest in other investment companies and other investment trusts.	[_]	[_]	[_]
c. Modification of Series Two fundamental investment policies to allow Series Two to invest in all companies regardless of how long they have been in business.	[_]	[_]	[_]

1636 Logan Street, Denver, CO 80203 * 800.525.2406 * 303.626.0600 * Fax:303.626.0614

d. Modification of Series Two fundamental investment policies to allow Series Two to invest in REITs and Commodity Contracts.	[_]	[_]	[_]
e. Modification of Series Two fundamental investment policies to allow Series Two to invest in puts, calls, straddles and spreads.	[_]	[_]	[_]
f. Modification of Series Two fundamental investment policies to allow Series Two with respect to 75% if its total assets to investment up to 5% of its total assets in the time of investment in any one issuer, and hold more than 10% of its total assets at the time of investment in any one voting class of shares in a company.	[_]	[_]	[_]
g. Modification of Series Two fundamental investment policies to allow Series Two to invest more than 25% of its total assets in a particular industry such as the cannabis industry.	[_]	[_]	[_]
3. Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	[_]	[_]	[_]

Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below.

Please sign exactly as name(s) appears. Joint Owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)
Please print date below	Signature 1	Signature 2
X	X	X

1636 Logan Street, Denver, CO 80203 * 800.525.2406 * 303.626.0600 * Fax:303.626.0614